UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 5, 2008

OLD DOMINION ELECTRIC COOPERATIVE

(Exact Name of Registrant as Specified in Its Charter)

VIRGINIA	000-50039	23-7048405
(State or Other Jurisdiction of Incorporation or Organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

4201 Dominion Boulevard, Glen Allen, Virginia	23060
(Address of Principal Executive Offices)	(Zip Code)

(804) 747-0592

(Registrant’s Telephone Number, Including Area Code)

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.03	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

In March 1996, we entered into a lease with an owner trust for the benefit of an investor in which we leased our interest in the Clover Power Station Unit 1 (“Clover Unit 1”) and related common facilities, subject to the lien of the Indenture, for a term extendable by the owner trust up to the full productive life of Clover Unit 1, and simultaneously entered into an approximately 21.8 year lease of the interest back to us. See Part II, Item 7—Management’s Discussion and Analysis of Financial Condition and Results of Operations—Liquidity and Capital Resources—Significant Contingent Obligations and Off-Balance Sheet Arrangements in the Annual Report on Form 10-K for the fiscal year ended December 31, 2007. In connection with the lease and leaseback of Clover Unit 1, we issued a zero-coupon bond which was pledged as collateral to the trust formed for the benefit of the investor. The zero-coupon bond has an amortized value of approximately $54.0 million at May 31, 2008. The bond was insured by Ambac Assurance Corporation (“Ambac”). Under the terms of the arrangements relating to the transaction, we agreed to replace this collateral if the claims paying ability of Ambac fell below “AAA” as rated by Standard & Poor’s Ratings Services (“S&P”) or “Aaa” as rated by Moody's Investors Service (“Moody’s”). On June 5, 2008, S&P lowered its rating of Ambac to “AA.” We have 90 days to replace or enhance this collateral. Permissible substitute collateral may consist of any combination of the following:

•	A note, bond, certificate of deposit, guaranteed investment contract or other unqualified obligation by an entity rated at least “AA-” by S&P and “Aa3” by Moody’s (if rated by both);

•	Other securities rated at least “AA-” by S&P and “Aa3” by Moody’s (if rated by both), not including a rating reflecting any applicable bond insurer;

•	Securities insured by a bond insurance policy by a bond insurer rated “AAA” by S&P and “Aaa” by Moody’s (if rated by both); and

•

Letter of credit of either (i) Bank of America as long as it is rated “A+” by S&P and “A1” by Moody’s (if rated by both) or (ii) another bank rated at least “AA” by S&P and “Aa2” by Moody’s (if rated by both).

We are currently evaluating our options and we expect to satisfy the requirements in connection with the lease and leaseback of Clover Unit 1.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

OLD DOMINION ELECTRIC COOPERATIVE
Registrant

Date: June 11, 2008	/s/ Robert L. Kees
Robert L. Kees
Senior Vice President and Chief Financial Officer
(Principal Financial Officer)

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